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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this registration statement of Metropolitan Financial Corp. on Form S-8, of our report dated February 12, 1999, on Metropolitan Financial Corp.'s consolidated financial statements appearing in the Annual Report on Form 10-K of Metropolitan Financial Corp. for the year ended December 31, 1998.



                                             Crowe, Chizek and Company LLP

Cleveland, Ohio
August 30, 1999